UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2017

ACXIOM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13163	71-0581897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 E. Dave Ward Drive
Conway, AR 72032
(Address of principal executive offices, including zip code)
 (501) 342-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2—Financial Information
Item 2.02 Results of Operations and Financial Condition

On August 3, 2017, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for its first quarter ended June 30, 2017.  The Company will hold a conference call at 4:00 p.m. CT today to discuss this information further. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated August 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 3, 2017

ACXIOM CORPORATION

By:	/s/ Jerry C. Jones
Name:	Jerry C. Jones
Title:	Chief Ethics and Legal Officer & Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated August 3, 2017